UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 20, 2018

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On November 20, 2018, Air Lease Corporation (the “Company”) commenced a Medium-Term Note Program, under which the Company may issue, from time to time, debt securities designated as its Medium-Term Notes, Series A. Any such issuance will be made pursuant to (a) the Company’s previously filed automatic shelf registration statement (including any amendments, the “Registration Statement”) on Form S-3 (Registration No. 333-224828), filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2018, as amended by the Post-Effective Amendment No. 1 on Form S-3, filed with the SEC on November 20, 2018, (b) the base prospectus, dated November 20, 2018, filed with the SEC on November 20, 2018 and included as part of the Registration Statement, and (c) the prospectus supplement, dated November 20, 2018, filed with the SEC on November 20, 2018 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, as each may be amended or supplemented from time to time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Distribution Agreement, dated November 20, 2018, by and among Air Lease Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Securities (USA) LLC, Arab Banking Corporation B.S.C., BMO Capital Markets Corp., BNP Paribas Securities Corp., Commonwealth Bank of Australia, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, ICBC Standard Bank Plc, Keefe, Bruyette & Woods, Inc., KeyBanc Capital Markets Inc., Lloyds Securities Inc., Loop Capital Markets LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Regions Securities LLC, SG Americas Securities, LLC, SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC, and Wells Fargo Securities, LLC, relating to the Company’s Medium-Term Notes, Series A.

4.1	Indenture, dated as of November 20, 2018, by and between Air Lease Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.4 to the Post-Effective Amendment No. 1 on Form S-3, filed on November 20, 2018, to Air Lease Corporation’s Registration Statement on Form S-3 (Registration No. 333-224828)).

4.2	Paying Agency Agreement, dated as of November 20, 2018, by and between Air Lease Corporation and Deutsche Bank Trust Company Americas, as paying agent and security registrar.

4.3	Form of Fixed Rate Global Medium-Term Note, Series A.

4.4	Form of Floating Rate Global Medium-Term Note, Series A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR LEASE CORPORATION

Date: November 20, 2018	By:	/s/ Gregory B. Willis
Gregory B. Willis
Executive Vice President and Chief Financial Officer